UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Sec. 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): 11-15-2005


                                   CWABS, INC.
(AS DEPOSITOR UNDER THE SALE AND SERVICING AGREEMENT, DATED AS OF
SEPTEMBER 29, 2005, PROVIDING FOR THE ISSUANCE OF REVOLVING HOME EQUITY LOAN ASSET BACKED PASS-THROUGH CERTIFICATES, SERIES 2005-F)

             (Exact name of registrant as specified in its charter)


          Delaware                 333-126790              95-4596514
(State or other jurisdiction      (Commission            (IRS Employer
     of incorporation)            File Number)         Identification No.)

                    4500 Park Granada, Calabasas, CA 91302
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (818) 225-3240

                                       N/A
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    |_| Written  communications  pursuant to Rule 425 under the  Securities  Act
        (17 CFR 230.425)

    |_| Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

    |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.1 Other Events.

      On 11-15-05 a scheduled distribution was made from the trust to holders of the certificates. The Trustee has caused to be filed with the commission, the Monthly Report dated 11-15-05. The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. Specific information with respect to the distributions is filed as
Exhibit 99.1.

Item 9.1 Financial Statements and Exhibits.

            (a)   Not applicable

            (b)   Not applicable

            (c)   The following exhibit is filed as part of this report:

            Statement to Certificateholders dated 11-15-05


SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        By: /s/ Keith R. Richardson
                                            ------------------------------------
                                        Name:  Keith R. Richardson
                                        Title: Attorney-in-Fact
                                        Date:  November 22, 2005

Exhibit 99.1

COUNTRYWIDE HOME EQUITY LOAN TRUST
REVOLVING ASSET BACKED PASS-THROUGH CERTIFICATES
SERIES 2005-F

STATEMENT TO CERTIFICATEHOLDERS Distribution Date: 11-15-05